Exhibit 13.2

Certification of the Principal Financial Officer Pursuant to 18 U.S.C.

Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 20-F for the year ended December 31, 2024 of So-Young International Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hui Zhao, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date:	April 18, 2025

By:	/s/ Hui Zhao
Name:	Hui Zhao
Title:	Chief Financial Officer